                                                                EXHIBIT 10.10

Prepared By and Upon
Recordation Return To:

THE BANK OF NEW YORK                        [_____ QUARTER(S) [OR BLOCKS
101 Barclay Street - 21W                    _____ OF _______ LOCATED IN],
New York, New York  10286                   SECTION ____, TOWNSHIP ____,
Attention: Corporate Trust Administration   RANGE ______ CITY OF _______
                                            TUNICA COUNTY, MISSISSIPPI

                                            [_____ QUARTER(S) [OR BLOCKS
                                            _____ OF _______ LOCATED IN],
                                            SECTION ____, TOWNSHIP ____,
                                            RANGE ______ CITY OF _______
                                            TUNICA COUNTY, MISSISSIPPI

--------------------------------------------------------------------

                     ASSIGNMENT OF RENTS, LEASES AND PROFITS


                         FITZGERALDS MISSISSIPPI, Inc.,

                                   as Assignor


                              THE BANK OF NEW YORK,
                                   as Assignee


                          Dated as of December 30, 1997

                      ASSIGNMENT OF RENTS, LEASES AND PROFITS


        THIS ASSIGNMENT OF RENTS, LEASES AND PROFITS ("Assignment of Rents and Leases"), is made as of the 30th day of December, 1997 by Fitzgeralds Mississippi, Inc., a Mississippi corporation ("Assignor"), whose principal place of business is located at 711 Lucky Lane, Robinsville, MS 38664, in favor of The Bank of New York, a New York banking corporation, as Collateral Agent ("Assignee"), whose principal place of business is located at 101 Barclay Street
- 21W, New York, New York 10286, in its capacity as trustee under the "Indenture" (as such term is hereinafter defined) for the ratable benefit of the Holders (as such term is defined in the Indenture).

                                    WITNESSETH:

        WHEREAS, pursuant to that certain Indenture dated as of December 30, 1997 (as supplemented and otherwise amended from time to time, the "Indenture"), by and among Fitzgeralds Gaming Corporation ("Fitzgeralds"), the Guarantors (defined therein), and Assignee, as trustee thereunder (in such capacity, the "Indenture Trustee"), Fitzgeralds will issue 12 1/4% Senior Secured Notes due 2004 in an aggregate principal amount of up to $255,000,000 (collectively, the "Notes"). Unless the context other requires, all capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture; and

        WHEREAS, pursuant to a guarantee included in the Indenture (as amended from time to time, the "Subsidiary Guarantee"), the Guarantors (including Assignor) have Guaranteed the obligations of Fitzgeralds under the Notes, the Indenture and the other Security Documents to which Fitzgeralds is a party; and

        WHEREAS, pursuant to the Indenture, the Subsidiary Guarantee of Assignor is secured by, among other things, (a) a Deed of Trust ("Deed of Trust") of even date from Assignor, as Trustor, to Commonwealth Land Title Company, as Trustee, for the use and benefit of Assignee, as Beneficiary, encumbering certain property situate in the County of Tunica, State of Mississippi, as is more particularly described on Exhibit A attached hereto and incorporated herein by this reference, and the buildings and improvements now or hereafter located thereon, and (b) a First Preferred Vessel Mortgage of even date from Assignor, as Owner and Mortgagor, and Assignee, as Trustee-Mortgagee ("Vessel Mortgage"), encumbering that certain vessel and appurtenances (the "Vessel") known as the "FITZGERALDS TUNICA", number 262757, as


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more pareticularly described in the Vessel Mortgage (said property, Vessel, buildings and improvements being collectively referred to as the "Property");
and

        WHEREAS, Assignor is desirous of further securing to Assignee the performance of the terms, covenants and agreements of the Notes, the Deed of Trust, the Vessel Mortgage and each other document executed by or on behalf of Assignor evidencing, securing or relating to the indebtedness evidenced by the Notes, as each of the foregoing may from time to time be amended (collectively, "Security Documents").

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby irrevocably and unconditionally transfer, sell, assign, pledge and convey to Assignee all of the right, title and interest of Assignor in and to (but excluding in each and every case all Excluded Assets, as defined in the Deed of Trust), whether now owned or hereafter acquired:

                               GRANTING CLAUSE ONE

                                  [RENTS, ETC.]

               All rents, income, security or similar deposits, including without limitation, receipts, issues, royalties, earnings, products or proceeds, profits, maintenance, license and concession fees and other revenues to which Assignor may now or hereafter be entitled, including, without limitation, all rights to payment for hotel room occupancy by hotel guests, which includes any payment or monies received or to be received in whole or in part, whether actual or deemed to be, for the sale of services or products in connection therewith and/or in connection with such occupancy, advance registration fees by hotel guests, tour or junket proceeds and deposits for conventions and/or party reservations (collectively the "Rents"), subject to the revocable license hereinafter given to Assignor to collect and apply such Rents.

                               GRANTING CLAUSE TWO

                [LEASES, INCLUDING DEPOSITS AND ADVANCE RENTALS]

               TOGETHER WITH, (a) all estate, right, title and interest of Assignor in, to and under any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreement, franchise agreements and all other agreements affecting or covering the Property or any portion thereof now or hereafter existing or


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entered into, together with all amendments, extensions and renewals of any of the foregoing, (b) all right, title, claim, estate and interest of Assignor thereunder, including, without limitation, all claims of the lessor thereunder, letters of credit, guarantees or security deposits, advance rentals, and any and all deposits or payments of similar nature (collectively, "Leases") and (c) the right to enforce against any tenants thereunder and otherwise any and all remedies under any of the foregoing, including Assignor's right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty thereof; to terminate, modify, or amend any such agreement; to obtain possession of, use, or occupy, any of the real or personal property subject to any such agreement; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of any such agreement and all obligations of the tenants thereunder based upon (i) any breach by such tenant thereunder (including any claim that Assignor may have by reason of a termination, rejection, or disaffirmance of such agreement pursuant to any Bankruptcy Law), and (ii) the use and occupancy of the premises demised, whether or not pursuant to the applicable agreement (including any claim for use and occupancy arising under landlord-tenant law of the State of Mississippi or any Bankruptcy Law).

        TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, as additional security for the payment of the principal, interest and all other sums due Assignee under the Notes according to the terms thereof and for the observance, performance and discharge of each and every obligation, covenant and agreement on the part of Assignor, its successors and assigns, to be observed, performed and discharged under the Security Documents.

        IT IS AGREED that, notwithstanding that this instrument is a present and executed assignment of the Rents and of the Leases and a present and executed grant of the powers herein granted to assignee, Assignor shall be permitted, at the sufferance of Assignee and at its discretion after default by Assignor, to collect and retain the Rents unless and until there shall be a default in the payment of principal, interest, taxes, insurance or any other sums due under the terms of the Security Documents or there shall be a default in the performance or observance of any of the other obligations, covenants, warranties, representations, terms or conditions of the Security Documents. In the event of such default, Assignee, without in any way waiving such default, shall have the sole and exclusive right and authority, without any notice whatsoever to Assignor and without regard to the adequacy of the security therefor, either in person, by agent or by a receiver appointed by a court upon application, to take possession of the Property and to: (a) manage and operate the same; (b) collect the Rents therefrom, including those past due and unpaid, with full power to employ agents to manage the


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Property; and (c) do all acts relating to such management, including, but not limited to, negotiation of new Leases thereon, making adjustments of existing Leases, contracting and paying for such repairs and replacements to the buildings and fixtures, equipment and personal property located therein and used in any way in the operation, use and occupancy of the Property as in the sole judgment and discretion of Assignee may be necessary to maintain the same in a tenantable condition, purchasing and paying for such additional furniture and equipment as in the sole judgment of Assignee may be necessary to maintain a proper rental income from the Property, employing necessary maintenance employees, purchasing fuel, providing utilities and paying for all other necessary expenses incurred in the operation of the Property, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums therefor. Assignee may apply the net Rents so collected from the Property, after deducting the costs of collection thereof, including, without limitation, reasonable attorneys' fees and a reasonable management fee for any management agent so employed, against the amount expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Assignee incurs in connection with the operation of the Property, and against principal, interest and other charges which have or which may become due, from time to time, under the terms of the Security Documents, in such order or priority as to any of the items so mentioned as Assignee, in its sole discretion, may determine. The exercise by Assignee of the rights granted Assignee in this paragraph, and the collection of Rents and the application thereof as herein provided, shall not be considered a waiver by Assignee of any default by Assignor under the Security Documents or prevent foreclosure of the Property, Assignee hereby expressly reserving all of its rights and privileges under the Deed of Trust and Vessel Mortgage and the other Security Documents as fully as though this Assignment of Rents and Leases had not been entered into.

        In the event of such default, Assignor agrees to assign and deliver to Assignee all then existing Leases. Without limiting the provisions of the immediately preceding sentence, and whether or not Assignor assigns or delivers said Leases to Assignee, as aforesaid, this Assignment of Rents and Leases shall be deemed to be an assignment of all such Leases to Assignee. The provisions hereof shall not limit the effect of any assignments of particular Leases in fact given to Assignee by Assignor.

        Notwithstanding any rights granted hereinabove, in the event Assignor shall fail to make any payment or to perform any act required under the terms hereof, then Assignee may, but shall not be obligated to, without prior notice to or demand on Assignor, and without releasing Assignor from any obligation hereof, make or perform the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, performing or discharging any obligation, covenant or agreement of Assignor under any of the Leases, and, in exercising any of such powers, paying all necessary costs and expenses, employing counsel and incurring and paying reasonable attorneys' fees. Any sum advanced or paid by Assignee for any such purpose, including, without limitation, reasonable attorneys' fees, shall be immediately due and payable to Assignee by Assignor on demand, shall be added to the outstanding principal balance of the Notes (even if such addition results in the outstanding principal balance being in excess of the face amount of the Notes) and shall bear interest at the Default Rate (as defined in Section 4.1 of the Indenture) from the date paid or advanced by Assignee until repaid by Assignor.

        IT IS FURTHER AGREED that this Assignment of Rents and Leases is made upon the following terms, covenants and conditions:

        1. This Assignment of Rents and Leases shall not operate to place responsibility for the control, care, management or repair of the Property upon Assignee, nor for the performance of any of the terms and conditions of any of the Leases assigned hereunder, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, invitee, licensee, employee or stranger. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property or from any other act or omission of Assignee in managing the Property, absent gross negligence or willful misconduct by Assignee. Except to the extent caused by Assignee's willful misconduct or gross negligence, Assignor shall and do hereby agree to indemnify and to hold Assignee harmless from and against any and all liability, loss or damage which may or might be incurred by reason of this Assignment of Rents and Leases and from and against any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases. Should Assignee incur any liability by reason of this Assignment of Rents and Leases or in defense of any claim or demand for loss or damage as provided above, the amount thereof, without limitation, costs, expenses and reasonable attorneys' fees, shall be added to the outstanding principal balance of the Notes (even if such addition results in the outstanding principal balance being in excess of the face amount of the Notes), shall bear interest at the Default Rate from the date paid by Assignee until repaid by Assignor and shall be secured hereby and Assignor shall reimburse Assignee therefor immediately upon demand. Notwithstanding anything contained in this paragraph, Assignor shall not be required to indemnify Assignee for any damage suffered by Assignee due to Assignee's negligence relating to Assignee's operation of the Property.

        2. This Assignment of Rents and Leases shall not be construed as making Assignee a mortgagee in possession.

        3. Assignee is obligated to account to Assignor only for such Rents as are actually collected by Assignee.

        4. Assignor hereby assigns to Assignee: (a) any award of other payment which Assignor may hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases; and (b) any and all payments made by or on behalf of any tenant of any part of the Property in lieu of Rent. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to appear in any such proceeding and/or to collect any such award or payment, which power of attorney is coupled with an interest by virtue of this Assignment of Rents and Leases and is irrevocable.

        5. Assignor represents and warrants: (a) that assignor now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord's interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, except for this Assignment of Rents and Leases and except as otherwise expressly permitted by the terms of the Deed of Trust and Vessel Mortgage, there are, and will be, no outstanding assignments or pledges of the Leases or Rents; (c) that no Rents payable under the Leases have been or will be hereafter anticipated, discounted, released, waived, compromised or otherwise discharged without Assignee's prior written consent, except that Assignor shall be permitted to enter into agreements with tenants to vacate the property within 30 days after default on a lease in exchange for statement of rent; (d) to the best of Assignor's knowledge and except as otherwise disclosed in writing to Assignee on or prior to the date hereof, that there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases; and (e) that Assignor will observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder.

        6. Assignor covenants and agrees that Assignor will not, without the prior written consent of Assignee: accept any payment of Rent or installments of Rent for more than one month in advance or take any action or exercise any right or operation which would permit the tenant under any Lease to cancel or terminate said Lease. Assignor will immediately furnish to Assignee copies of all notices of default received from any tenant under any of the Leases, and Assignee shall have the right, at Assignor's expense, but shall not be obligated, to cure any default by Assignor under any of the Leases which Assignor is not proceeding diligently to cure itself.

        7. Assignor covenants and agrees that Assignor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and shall pay all reasonable costs and expenses, including, without limitation, attorneys' fees, which Assignee may incur in connection with Assignee's appearance, voluntary or otherwise, in any such action or proceeding.

        8. Assignee may, at its option, upon any Event of Default under the Security Documents, notify any tenants or other parties of the existence of this Assignment of Rents and Leases. Assignor does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee, sublessee and licensee of the whole or any part of the Property to pay all unpaid and future Rents agreed upon in each tenancy to Assignee upon receipt of demand from Assignee to so pay the same and Assignor hereby agrees that each such present and future tenant, lessee, sublessee and licensee may rely upon such written demand from Assignee to so pay said Rents without any inquiry into whether Assignor is in default hereunder or under the Security Documents or whether Assignee is otherwise entitled to said Rents.

        9. Assignee may take or release other security, may release any party primarily or secondarily liable for any indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to any indebtedness secured hereby and may apply any other security therefor held by it to the satisfaction of any indebtedness secured hereby without prejudice to any of its rights hereunder.

        10. The acceptance of this Assignment of Rents, Leases and Profits and the collection of the Rents hereby assigned in the event of a default, as referred to above, shall be without prejudice to Assignee. The remedies of Assignee hereunder are cumulative and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Assignee, at law or in equity or otherwise, so long as any obligation under the Security Documents remains unsatisfied.

        11. All rights of Assignee hereunder shall inure to the benefit of its successors and assigns; and all obligations of Assignor shall bind its successors and assigns and any subsequent owner of the Property. All rights of Assignee in, to and under this Assignment of Rents and Leases and in and to the security provided hereby shall pass to and may be exercised by any assignee thereof. Assignor agrees that if Assignee gives notice to Assignor of an assignment of said rights, upon such notice the liability of Assignor to the Assignee shall be immediate and absolute. Assignor will not set up any claim against Assignee or any intervening assignee as a defense, counterclaim or set-off to any action brought by Assignee or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the security provided hereby.

        12. Any default by Assignor in the performance or observance of any covenants or condition hereof shall be deemed an Event of Default under the Deed of Trust and Vessel Mortgage, entitling Assignee to exercise all or any remedies available to Assignee under the terms of any or all of the Security Documents, and any Event of Default under any Security Document shall be deemed a default hereunder, entitling Assignee to exercise any or all remedies provided for herein.

        13. Failure by Assignee to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Assignee, and the waiver by Assignee of any default by Assignor hereunder shall not constitute a continuing waiver or a waiver of any other default or of the same default on any future occasion. No collection by Assignee of any Rents pursuant to this Assignment of Rents and Leases shall constitute or result in a waiver of any default then existing under any of the Security Documents.

        14. If any provision under this Assignment of Rents and Leases shall be invalid, illegal or unenforceable, it shall not affect or impair the validity, legality and enforceability of any other provision of this Assignment of Rents and Leases.

        15. This Assignment of Rents and Leases may not be amended, modified or otherwise changed except by a written instrument duly executed by Assignor and Assignee.

        16. This Assignment of Rents and Leases shall be in full force and effect continuously from the date hereof to and until the Deed of Trust shall be released of record, and the release of the Deed of Trust shall, for all purposes, terminate this Assignment of Rents, Leases and Profits.

        17. In case of conflict between any provision of this instrument and any provision of the Deed of Trust and Vessel Mortgage, the Deed of Trust shall prevail and be controlling.

        18. This Assignment of Rents and Leases shall be governed by and construed in accordance with the laws of the State of Mississippi.

        19. All notices and other communications under this Assignment of Rents and leases shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 19, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated below:

ASSIGNOR:
Fitzgeralds Mississippi, Inc.
711 Lucky Lane
Robinsville, MS 38664

ASSIGNEE:
THE BANK OF NEW YORK
101 Barclay Street - 21W
New York, New York 10286
Attention: Corporate Trust Administration

        20. WAIVER OF TRIAL BY JURY. ASSIGNOR AND ASSIGNEE WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS ASSIGNMENT OF RENTS AND LEASES OR ANY OTHER SECURITY DOCUMENT OR ANY OTHER ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

               IN WITNESS WHEREOF, Assignor has caused this Assignment of Rents and Leases to be executed as of the day and year first above written.



FITZGERALDS MISSISSIPPI, INC.,
a Mississippi corporation

By:  /s/ MICHAEL E. McPHERSON
     -----------------------------
Name:  Michael E. McPherson
Title: Senior Vice President,
       Chief Financial Officer,
       Treasurer and Secretary

                                 ACKNOWLEDGMENT


STATE OF CALIFORNIA          )
                             ) SS.
COUNTY OF LOS ANGELES        )


      On the 30th day of December, 1997, before me personally came Michael E. McPherson to me known, who, being by me duly sworn, did depose and say that he resides at 245 Meadow Brook Dr. Reno, NV; that he is the Senior Vice President of Fitzgeralds Mississippi, Inc., the corporation described in and which executed the above instrument; that _____________________ knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and acknowledged that Michael E. McPherson signed his name thereto by like order.


                                             /s/ BARBARA A. GREEN
                                             ------------------------------
                                                 NOTARY PUBLIC


My Commission expires: April 7, 1998.

[SEAL]  BARBARA A. GREEN
        COMM. #1022678
        NOTARY PUBLIC-CALIFORNIA
        LOS ANGELES COUNTY
        My Comm. Expires April 7, 1998

                                   EXHIBIT A

                               Legal Description

                                                               BOOK 141 PAGE 377

                                    TRACT 1



A tract of land situated in Sections 9 and 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from a railroad spike set in Commerce Road, said railroad spike represents the southeast corner of Section 15, Township 3 South, Range 11 West, Tunica County, Mississippi, thence North 90 degrees, 00 minutes, 00 seconds West for 4201.45 feet to a point; thence North 9 degrees, 09 minutes, 00 seconds East for 7728.13 feet to the "Point of Beginning" of Tract 1 herein described; thence

South 74 degrees, 23 minutes, 00 seconds West for 4442.00 feet to a point on the existing slope of the Mississippi River Commaree Trenchfill Investment Project (said slope being on the southern or eastern side of the Mississippi River), thence

North 59 degrees, 14 minutes, 00 seconds East along the said existing slope for 2549.00 feet to a point; thence

North 55 degrees, 32 minutes, 06 seconds, 00 seconds East and continuing along the said existing slope for 1751.00 feet to a point; thence

North 53 degrees, 45 minutes, 00 seconds East and continuing along the said existing slope for 1049.02 feet to a point; thence

South 45 degrees, 17 minutes, 48 seconds East for 2113.63 feet to a found concrete monument representing the center of Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi, thence

North 89 degrees, 45 minutes, 12 seconds East for 122.36 feet to a point; thence

South 50 degrees, 13 minutes, 00 seconds West for 360.83 feet to a point, thence

South 54 degrees, 09 minutes, 04 seconds West for 483.00 feet to a point; thence

South 49 degrees, 09 minutes, 00 seconds West for 225.00 feet to a point; thence

North 47 degrees, 14 minutes, 08 seconds West for 314.00 feet to a point; thence

North 23 degrees, 95 minutes, 08 seconds West for 870.00 feet to the said "Point of Beginning", containing 132.82 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 378


                                    TRACT 2*


A tract of land situated in the Southeast 1/4 of the Southeast 1/4, the Northeast 1/4 of the Southeast 1/4, the Northwest 1/4 of the Southeast 1/4 and the Northeast 1/4 of the Southwest 1/4, all in Sections 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron bar in the present Yazoo-Mississippi Delta Levee Commission baseline at mile post 22/23, also referred to as station 21/53+03 and said iron bar being further described as being located 2959.97 feet South of and
369.80 feet West of a concrete monument representing the northeast corner of
Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi; thence South 23 degrees, 06 minutes, 34 seconds West for 948.29 feet to an feet to a point on the southern line of the Yazoo-Mississippi Delta Levee Commission boundary and the "Point of Beginning" of the Tract 2 herein described; thence

South 50 degrees, 44 minutes, 06 seconds West for 249.86 feet to a point;
thence

North 57 degrees, 04 minutes, 05 seconds West for 461.24 feet to a point; thence

North 71 degrees, 16 minutes, 09 seconds West for 354.34 feet to a point; thence

North 77 degrees, 33 minutes, 19 seconds West for 320.25 feet to a point; thence

North 65 degrees, 43 minutes, 51 seconds West for 287.55 feet to a point; thence

North 48 degrees, 24 minutes, 20 seconds West for 276.87 feet to a point; thence

North 41 degrees, 07 minutes, 03 seconds West for 177.13 feet to a point; thence

North 27 degrees, 20 minutes, 85 seconds West for 140.25 feet to a point on the northern line of the Yazoo-Mississippi Delta Levee Commission boundary; thence

North 54 degrees, 09 minutes, 08 seconds East along said northern line for
22.30 feet to a point; thence

North 50 degrees, 18 minutes, 09 seconds East and continuing along said northern line for 149.65 feet to a point; thence

South 32 degrees, 18 minutes, 13 seconds East for 204.92 feet to a point; thence

South 41 degrees, 36 minutes, 46 seconds East for 147.74 feet to a point; thence

South 48 degrees, 34 minutes, 22 seconds East for 388.74 feet to a point; thence

South 82 degrees, 34 minutes, 59 seconds East for 202.68 feet to a point;
thence

South 82 degrees, 39 minutes, 27 seconds East for 258.65 feet to a point; thence

South 68 degrees, 25 minutes, 20 seconds East for 136.39 feet to a point; thence

South 79 degrees, 38 minutes, 22 seconds East for 163.38 feet to a point; thence

South 63 degrees, 57 minutes, 04 seconds East for 199.25 feet to a point; thence

South 47 degrees, 30 minutes, 27 seconds East for 621.41 feet to the said "Point of Beginning", containing 13.95 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 379

                                    TRACT 3


A tract of land situated in Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron pin representing the southeast corner of Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi; thence North 0 degrees, 14 minutes, 36 seconds West along the east line of said Section 10 for
198.42 feet to the "Point of Beginning" of the tract herein described; thence

North 0 degrees, 14 minutes, 36 seconds West and continuing along the said east line of Section 10 for 848.14 feet to a point; thence

South 72 degrees, 54 minutes, 40 seconds West for 236.34 feet to a point;
thence

North 51 degrees, 57 minutes, 56 seconds West for 272.93 feet to a point; thence

North 44 degrees, 31 minutes, 48 seconds West for 476.17 feet to the northern most boundary (also referred to as the landside boundary) of the Yazoo-Mississippi Delta Levee Commission property; thence

South 50 degrees, 44 minutes, 06 seconds West along the said southern boundary of the Yazoo-Mississippi Delta Levee Commission property for 249.77 feet to a point; thence

South 97 degrees, 57 minutes, 16 seconds East for 560.07 feet to a point; thence

South 44 degrees, 02 minutes, 26 seconds East for 431.02 feet to a point; thence

South 29 degrees, 52 minutes, 26 seconds East for 145.96 feet to a point; thence

South 31 degrees, 16 minutes, 14 seconds East for 487.57 feet to the said "Point of Beginning", containing 6.04 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 380



                                    TRACT 4*



A tract of land situated in the Southwest 1/4 of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from a point representing the southwest corner of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, thence North 0 degrees, 14 minutes, 36 seconds West along a line representing the western line of said Section 14 for 130.00 feet to the "Point of Beginning" of the tract herein described; thence

North 6 degrees, 14 minutes, 14 seconds West along a line representing the west line of said Section 11 for 346.00 feet to a point; thence

North 89 degrees, 39 minutes, 36 seconds East for 20.00 feet to a point; thence

South 0 degrees, 14 minutes, 36 seconds East for 948.09 feet to a point; thence

South 89 degrees, 39 minutes, 36 seconds West for 36.00 feet to the said "Point of Beginning", containing 0.4339 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computation from celestial observations.

                                                               BOOK 141 PAGE 381



                                    TRACT 8*



A tract of land situated in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron pin representing the southwest corner of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, North 19 degrees, 39 minutes, 34 seconds East for 20.08 feet to the said "Point of Beginning" of the tract herein described; thence

North 39 degrees, 39 minutes, 36 seconds East for 120.01 feet to a point; thence

North 8 degrees, 14 minutes, 36 seconds West for 1124.29 feet to a point; thence

North 11 degrees, 45 minutes, 30 seconds East for 190.77 feet to a point; thence

North 1 degree, 08 minutes, 48 seconds East for 600.56 feet to a point; thence

North 7 degrees, 37 minutes, 18 seconds East for 401.94 feet to a point on the northern boundary of the Yazoo-Mississippi Delta Levee Commission property; thence

North 83 degrees, 08 minutes, 40 seconds West along the said southern boundary for 38.02 feet to a point; thence

South 30 degrees, 23 minutes, 00 seconds West and continuing along the said southern boundary for 223.42 feet to a point; thence

South 0 degrees, 14 minutes, 36 seconds East for 4083.02 feet to the said "Point of Beginning", containing 6.82 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.